SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Dated of earliest event reported) February 3, 2005

                         MEIER WORLDWIDE INTERMEDIA INC.
             (Exact name of registrant as specified in its charter)

         Nevada                      000-27795                52-2079421
(State or other jurisdiction   (Commission File No.)        (IRS Employee
     or incorporation)                                  Identification Number)


         320-1100 Melville Street
    Vancouver, British Columbia, Canada                    V6E 4A6
  (Address of principal executive offices)              (Postal Code)

                                  604-689-7572
              (Registrant's telephone number, including area code)

Item 4.01         Change of Registrant's Certifying Accountants:

         (a)      Previous independent accountants

                  (i) On February 3, 2005, the Registrant dismissed Kingery & Crouse, P.A. from its position as the Registrant's independent accountants.

                  (ii) Kingery & Crouse, P.A. report on the Registrant's financial statements as of and for the year ended October 31, 2003, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                  (iv) During the fiscal year ended October 31, 2003 and through the subsequent interim period ended February 3, 2005, to the best of the Registrant's knowledge, there have been no disagreements with Kingery & Crouse, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Kingery & Crouse, P.A. would have caused them to make reference in connection with its report on the financial statements of the Registrant for such years.

                  (v) During the fiscal year ended October 31, 2003, and through subsequent interim period ended February 3, 2005, Kingery & Crouse, P.A. did not advise the Registrant on any matter set forth in Item 304 (a)
                           (1) (iv) (B) of Regulation S-B.

                  (vi) The Registrant requested that Kingery & Crouse, P.A. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit 16.1 to this Form 8-K.

         (b)      New Independent Accountants

                  On February 3, 2005, the Registrant engaged Madsen & Associates, CPA's Inc. to audit its financial statements for the year ended October 31, 2004. During the recent fiscal year ended October 31, 2003 and through to February 3, 2005, the Registrant has not consulted with Madsen & Associates, CPA's Inc. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304
                  (a) (1) (iv)(A) of Regulation S-B or an event, as that term is defined in Item 304 (a) (1) (iv)(B) of Regulation S-B.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibit:

                  16.1     Letter from Kingery & Crouse, P.A. dated February 3,
                           2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meier Worldwide Intermedia Inc.


/s/ "James Meier"
------------------------------------
James Meier
President

Dated:   February 3, 2005